Exhibit 99.2

Remarketing Agency Agreement

REMARKETING AGENCY AGREEMENT, dated as of January 10, 2018, (this “Agreement”) by and among SLM Student Loan Trust 2005-9 (the “Trust”), Navient Solutions, LLC (the “Administrator”) and Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc. (each, a “Remarketing Agent” and, collectively, the “Remarketing Agents”).  The Remarketing Agents, in consultation with the Administrator, hereby establish the terms for the Class A-7A Reset Rate Notes (the “Notes”) described below with respect to the Reset Date specified below, in accordance with the terms hereof and of the Remarketing Agreement, dated as of November 15, 2005 among the Trust, the Administrator and Deutsche Bank Securities Inc. and Credit Suisse First Boston LLC (as predecessor in interest to Credit Suisse Securities (USA) LLC) (the “Remarketing Agreement”), the terms of which are hereby incorporated by reference and made a part hereof.
The Remarketing Agents will attempt, on a reasonable efforts basis, to remarket the validly tendered Notes at a price equal to 100% of the aggregate principal amount so tendered.  There is no assurance that the Remarketing Agents will be able to remarket the entire principal amount of Notes tendered in a remarketing.  The Remarketing Agents shall also have the option, but not the obligation, to purchase any tendered Notes at such price.  The option of the Remarketing Agents to purchase tendered Notes from the tendering Class A-7A Noteholders will be subject, without limitation, to the conditions set forth in Section 8 of the Remarketing Agreement.
The Administrator covenants with the Remarketing Agents that, with respect to the Reset Date specified below, it shall prepare and file with the Commission and furnish to the Remarketing Agents a free-writing prospectus containing disclosure of the current ratings for the Notes and meeting the requirements of the 1933 Act (the “Free-Writing Prospectus”).  The parties further agree that the Free-Writing Prospectus shall constitute a “Remarketing Material” as such term is defined in the Remarketing Agreement.
Each Remarketing Agent represents and agrees that:
(a)
in relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”) it has not made and will not make an offer of the Notes which are the subject of the offering contemplated by the Remarketing Agreement to the public in that Relevant Member State other than, (a) to any legal entity which is a qualified investor as defined in the Prospectus Directive; (b) to fewer than 150 natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the Trust; or (c) in any other circumstances falling within Article 3(2) of the Prospectus Directive, provided that no such offer of the Notes shall require the Trust or any Remarketing Agent to publish a prospectus pursuant to Article 3 of the Prospectus Directive.  For the purposes of this paragraph (a), the expression an “offer of Notes to the public” in relation to any Notes in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Notes to be offered so as to enable an investor to decide to purchase or subscribe the Notes, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State;

(b)
it has not offered, sold or otherwise made available and will not offer, sell or otherwise make available any Notes to any retail investor in the European Economic Area.  For the purposes of this provision:

(i)
the expression “retail investor” means a person who is one (or more) of the following: (A) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (B) a customer within the meaning of Directive 2002/92/EC, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (C) not a qualified investor as defined in the Prospectus Directive; and

(ii)
the expression “offer” includes the communication in any form and by any means of sufficient information on the terms of the offer and the Notes to be offered so as to enable an investor to decide to purchase or subscribe the Notes;

(c)
it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (“FSMA”)) received by it in connection with the issue or sale of the Notes in circumstances in which Section 21(1) of the FSMA does not apply to the Trust; and

(d)	it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom.
For purposes of clauses (a) and (b) above, the expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including Directive 2010/73/EU), and includes any relevant implementing measure in the Relevant Member State.
All capitalized terms not otherwise defined in this Agreement have the respective meanings assigned thereto in Appendix A to the Remarketing Agreement.

CERTAIN TERMS OF THE NOTES

Trust:	SLM Student Loan Trust 2005-9

Remarketing Agent and Address:	Credit Suisse Securities (USA) LLC Eleven Madison Avenue New York, New York 10010-3629 Attention: Craig Leonard

Deutsche Bank Securities Inc. 60 Wall Street, 3rd Floor New York, New York 10005 Attention: Con Accibal

Title of Notes:	Class A-7A Reset Rate Notes

Title of Indenture:	Indenture, dated as of November 1, 2005, as amended or supplemented from time to time by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

Eligible Lender Trustee:	Deutsche Bank Trust Company Americas

Indenture Trustee:	Deutsche Bank National Trust Company

Current Ratings:
Moody’s Investors Service, Inc.:	Aa3(sf)

Standard & Poor’s Ratings Services:	AA+(sf)

Fitch Ratings, Inc.:	AAAsf

Expected weighted average life of the Notes at 4% CPR:	Approximately 7.05 years (based on assumptions in the preliminary remarketing prospectus)

Remarketing Terms Determination Date:	January 10, 2018

Hold Notice Date:	N/A

Spread Determination Date:	On or before January 22, 2018

Reset Date:	January 25, 2018

Reset Period and next succeeding Reset Date:	N/A1

Interest Rate Mode:

☒ Floating Rate Mode:

Index:	Three-Month LIBOR

Interval between Interest Rate Change Dates:	Quarterly from each Distribution Date through the day before the next Distribution Date.

Interest Rate Determination Date(s):	Second New York and London Business Day before the beginning of the Accrual Period.

☐ Fixed Rate Mode:

Fixed Rate Pricing Benchmark:	N/A

Whether principal amortizes periodically or is paid at end of Reset Period:	Periodically

Currency Denomination:	U.S. Dollars

☐ Foreign Exchange Mode:	N/A

Minimum Denominations and additional increments:	The class A-7A notes will be available for purchase in minimum denominations of $100,000 and additional increments of $1,000 in excess thereof.

Interest Distribution Dates:	The 25th day of each January, April, July and October or, if such day is not a business day, then on the next business day.

Principal Distribution Date(s):	The 25th day of each January, April, July and October or, if such day is not a business day, then on the next business day.

Swap Agreement(s):	☒ Yes ☐ No

1 Absent a failed remarketing of the Class A-7A notes or an exercise of the related call option by Navient Corporation or one of its wholly-owned subsidiaries on or before the January 25, 2018 reset date, there will be no subsequent reset dates for the Class A-7A notes.

Eligible Swap Counterparties from which Bids will be Solicited:	N/A

All Hold Rate (Spread for floating or fixed rate, as applicable):	N/A

Day Count Basis:	Actual/360

Remarketing Fee (expressed as a percentage of the outstanding principal amount of the tendered Notes that successfully remarket, payable except in the case of a Failed Remarketing):	0.20%

Wire Instructions:	To be furnished by Deutsche Bank Securities Inc.

Other:	The Notes will be remarketed using a preliminary remarketing prospectus, a final remarketing prospectus and a free-writing prospectus, each as furnished by the Administrator.

The foregoing terms are hereby confirmed and agreed to as of this ____ day of January, 2018.
SLM STUDENT LOAN TRUST 2005-9

By:	DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

NAVIENT SOLUTIONS, LLC, as Administrator

By:	/s/
Name
Title

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/
Authorized Signatory

DEUTSCHE BANK SECURITIES INC.

By:	/s/
Authorized Signatory

By:	/s/
Authorized Signatory

2005-9	Signature Pages to Remarketing Agency Agreement